UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:
[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                                MONACO GROUP INC.
                (Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below as per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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






                        WE ARE NOT ASKING YOU FOR A PROXY
                        ---------------------------------
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                  ---------------------------------------------


                              INFORMATION STATEMENT
                              DATED: July 26, 2004


                                MONACO GROUP INC.
                                -----------------
                            20A Voyager Court South,
                       Etobicoke, Ontario, Canada, M9W 5M7
                               Tel. (416) 213-0028
                              INFORMATION STATEMENT

This information statement (the "Information Statement") is furnished to the shareholders of Monaco Group Inc., a Delaware corporation (the "Company"), with respect to certain shareholder action of the Company. This information is first being provided to the Company's shareholders on or about July 26, 2004.

The action involves two (2) proposals (the "Proposals"):

1. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock, par value $0.001 per share, of the Company from 10,000,000 shares to 15,000,000 shares.

2. To approve an amendment to the Company's Certificate of Incorporation to authorize 4,000,000 shares of preferred stock, par value $0.001 per share, of the Company.

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 26, 2004 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSALS. SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL, COLLECTIVELY, HOLD IN EXCESS OF 50% OF THE COMPANY'S 4,466,500 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL CONSENT IN WRITING IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peter Nelipa

PETER NELIPA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR


Etobicoke, Ontario, Canada, July 26, 2004

                                MONACO GROUP INC.
                            20A Voyager Court South,
                       Etobicoke, Ontario, Canada, M9W 5M7
                               Tel. (416) 213-0028
                              ---------------------
                              INFORMATION STATEMENT
                                  July 26, 2004
                             ----------------------


This information statement contains information related to certain shareholder action of Monaco Group Inc., a Delaware corporation (the "Company"), and is expected to be mailed to shareholders on or about July 26, 2004.

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of the Company's shareholders. Shareholders holding a majority of the Company's issued and outstanding shares of common stock are expected to consent to certain matters specified in this information statement, which action is expected to take place August 16, 2004, consisting of the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 15,000,000 shares and to authorize 4,000,000 shares of preferred stock.

WHO IS ENTITLED TO NOTICE?

Each holder of an outstanding share of the Company's common stock of record on the close of business on the Record Date, July 26, 2004, will be entitled to notice of each matter to be voted upon pursuant to written consents or authorizations. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 4,466,500 issued and outstanding shares of common stock have indicated that they will consent in writing to the Proposals. Pursuant to Delaware corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

TO WHAT MATTERS WILL THE CONSENTING SHAREHOLDERS CONSENT AND HOW WILL THEY CONSENT?

Shareholders holding a majority of the issued and outstanding shares of the Company's common stock have indicated that they will consent in writing to the following matters:

     o FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 10,000,000 to 15,000,000 shares.

     o FOR the approval of an amendment to the Company's Certificate of Incorporation to authorize 4,000,000 shares of the Company's preferred stock.

WHAT CONSENT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

INCREASE AUTHORIZED SHARES OF COMMON STOCK. For the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 10,000,000 to 15,000,000, the written consent of a majority of the shares of the Company's common stock issued and outstanding on the Record Date, or 2,233,251, will be required for approval. Shareholders holding in excess of 2,233,251 shares have indicated that they will consent in writing to the approval of the amendment.

AUTHORIZE SHARES OF PREFERRED STOCK. For the approval of an amendment to the Company's Certificate of Incorporation to authorize 4,000,000 shares of the Company's preferred stock, the written consent of a majority of the shares of the Company's common stock issued and outstanding on the Record Date, or 2,233,251, will be required for approval. Shareholders holding in excess of 2,233,251 shares have indicated that they will consent in writing to the approval of the amendment.

STOCK OWNERSHIP

The following table sets forth, as of July 16, 2004, certain information concerning beneficial ownership of the Company's Common Stock by (i) each person known to the Company to own 5% or more of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

Security Ownership by Management. The following table specifies the number of shares of the Company's Common Stock owned by officers and directors.

NAME AND                         TITLE OF    AMOUNT AND          PERCENT OF
ADDRESS (1)                      CLASS       NATURE OF           CLASS (2)
                                             BENEFICIAL
                                             OWNERSHIP
-------------------------------  ----------  ------------------  -----------
Peter Nelipa (3)(5)              COMMON      830,000 shares        18.58%
President, Secretary and
Director

Suzanne Lilly (4)(5)             COMMON      780,000 shares        17.46%
Chief Financial Officer
and Treasurer

Taragh Bracken (5)               COMMON      630,000 shares        14.11%
Director

William Fatica                   COMMON       40,000 shares (6)     0.90%
Director

Joel Sebastian                   COMMON       40,000 shares (6)     0.90%
Director

All directors and named          COMMON    2,320,000 shares        51.94%
executive officers as
a group

(1) The address for all of the above is c/o Monaco Group, 20A Voyager Court South, Etobicoke, ON, M9W 5M7

(2)  Based on 4,466,500 issued and outstanding shares on July 16, 2004.
(3) Mr. Nelipa is also the President and a director of both of our wholly owned subsidiaries, Monaco (Canada) Inc. and MG Holdings Inc.
(4) Ms. Lilly is also the Secretary, Treasurer and a director of both of our wholly owned subsidiaries, Monaco (Canada) Inc. and MG Holdings Inc.
(5) Pursuant to an Option Agreement, dated as of July 23, 2003, among Peter Nelipa, our President, Secretary and Director, Suzanne Lilly, our Chief Financial Officer, Taragh Bracken, our Director, and us, we have an option to repurchase up to 90% of shares owned by those Directors up to July, 2004 and 75% of the shares to July, 2005 in the event they terminate their employment as directors. The shares may be repurchased by us for 110% of the average amount paid for the stock to July 2004, and 120% to July 2005. The total shares pursuant to this Option Agreement are based on the number of shares owned by those Directors on the date of their termination. As of the date of this prospectus, those Directors owned an aggregate of 2,240,000 shares of our common stock.
(6) Includes 30,000 shares of common stock which may be acquired upon the exercise of presently exercisable stock options.

Security Ownership of Certain Beneficial Owners. Other than directors and officers, the following table specifies the beneficial owners of 5% or more of the Company's Common Stock.

NAME AND                     TITLE OF     AMOUNT AND NATURE   PERCENT OF CLASS
ADDRESS (1)                  CLASS        OF BENEFICIAL       (2)
                                          OWNERSHIP
---------------------------  -----------  ------------------  ----------------
Burgio Family Holdings Inc.  COMMON       1,880,000 shares    42.09%
(3)(4)
(1) The address for Burgio Family Holdings Inc. is c/o Monaco Group, 20A Voyager Court South, Etobicoke, ON, M9W 5M7.
(2)  Based on 4,466,500 issued and outstanding shares on July 16, 2004.
(3)  Burgio Family Holdings Inc., a corporation controlled by Jennifer Burgio.
(4)  Al Burgio is the President and Director of Burgio Family Holdings Inc.

PROPOSAL 1 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK

The Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 10,000,000 to 15,000,000 shares.

PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company's Board of Directors believes that it is in the best interests of the Company to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions, and other purposes. The Company's Board of Directors believes that having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of shareholders' special meetings. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, the Company's Board of Directors believes that such transactions would increase the value of the Company to its shareholders.

On May 25, 2004, the Company entered into an Asset Purchase Agreement with Sweet Valley Foods Inc., an Ontario corporation ("Sweet Valley"), and MG Holdings Inc., an Ontario corporation and the Company's wholly-owned subsidiary ("MG Holdings") (the "Asset Purchase Agreement").

On June 21, 2004, the parties entered into Asset Purchase Amending Agreement (the "Amendment") to amend certain provisions of the Asset Purchase Agreement. Under the terms of the Amendment, Sweet Valley will sell to MG Holdings its assets related to the manufacturing, processing, and selling of sugar in consideration of $80,000 Canadian dollars in cash, 750,000 exchangeable shares of stock of MG Holdings, and cash compensation for its inventory. The 750,000 exchangeable shares of stock of MG Holdings to be issued to Sweet Valley will be exchangeable for shares of common stock of the Company at a ratio of two shares of common stock of the Company for each exchangeable share of MG Holdings ("Sweet Valley Transaction").

On July 1, 2004, the Company, entered into a Share Purchase Agreement with Amton Inc., a New York corporation ("Amton") (the "Share Purchase Agreement"). Under the terms of the Share Purchase Agreement, Amton will sell to the Company all of the issued and outstanding shares of Bayshore Foods Inc., an Ontario corporation ("Bayshore"), in consideration of a note payable in the amount of $350,000 Canadian dollars and 400,000 shares of the common stock of the Company ("Bayshore Transaction").

The above information regarding the Sweet Valley Transaction and the Bayshore Transaction is a summary only and qualified in its entirety by, and is subject to, the more detailed information relating to the Sweet Valley Transaction and the Bayshore Transaction as described in the current reports on Form 8-K filed with the Securities and Exchange Commission on May 28, 2004, June 22, 2004, and July 2, 2004.

Directors William Fatica and Joel Sebastian each have the option to purchase 30,000 shares of common stock at a per share price of $1.00 per share upon the exercise of presently exercisable stock options.

Other than (i) the shares to be issued at the closing of the Bayshore Transaction, (ii) the shares to be issued in the Sweet Valley Transaction upon the exchange by Sweet Valley of the exchangeable shares of stock of MG Holdings for shares of common stock of the Company, and (iii) the shares to be issued to William Fatica and Joel Sebastian upon the exercise of presently exercisable stock options, the Company currently is not contemplating the issuance of any shares of common stock for any future financing, any future acquisitions transactions, or other purposes.

The amendment to the Company's Certificate of Incorporation provides for the authorization of 5,000,000 additional shares of the Company's common stock. As of July 16, 2004, 4,466,500 shares of the Company's common stock were issued and outstanding.

The amendment to the Company's Certificate of Incorporation relating to the increase in authorized shares of common stock shall be filed with the Delaware Secretary of State so that Article FOURTH of the Certificate of Incorporation shall specify as follows:

     FOURTH:

     A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares, which the corporation is authorized to issue, is nineteen million (19,000,000) shares. Fifteen million (15,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Four million (4,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

If this proposal is adopted by the shareholders, the Company's Board of Directors will authorize the officers of the Company to file a Certificate of Amendment, in the form attached hereto as Exhibit A, with the Delaware Secretary
                                          ---------
of State.

There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

     o The ability to raise capital by issuing capital stock by possible financing transactions, if any.

     o To have shares of common stock available for business expansion opportunities, if any.

The disadvantages include:

     o Dilution to the existing shareholders, including a decrease in the Company's net income per share in future periods.

PROPOSAL 2 - AMENDMENT TO THE CERTIRICATE OF INCORPORATION TO AUTHORIZE SHARES OF PREFERRED STOCK

The Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to authorize 4,000,000 shares of preferred stock. The power to determine the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock shall be vested with the Company's Board of Directors under the proposed amendment.

PURPOSE OF AUTHORIZING SHARES OF PREFERRED STOCK

The Company's Board of Directors believes that it is also in the best interests of the Company to have authorized shares of preferred stock available for possible future financings, possible future acquisition transactions and other purposes. The Company's Board of Directors believes that having authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility, as the voting powers, designations, preferences and rights of the shares of preferred stock, as well as the issuance of such shares of preferred stock may be established without the expense and delay of shareholders' special meetings. Although such issuance of preferred shares with respect to future financings and acquisitions would dilute existing shareholders, if preferred shares are convertible into shares of common stock, the Company's Board of Directors believes that such transactions would increase the value of the Company. The Company currently is not contemplating the issuance of any shares of preferred stock for any future financing, any future acquisitions transactions, or other purposes.

The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article FOURTH of the Certificate of Incorporation shall be as follows:

     FOURTH:

     A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is nineteen million (19,000,000) shares. Fifteen million (15,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Four million (4,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

If this proposal is approved by the Company's shareholders, the Company's Board of Directors will authorize the officers of the Company to file a Certificate of Amendment, in the form attached hereto as Exhibit A, with the Delaware Secretary
                                          ---------
of State.

There are certain advantages and disadvantages of voting for the authorization of shares of preferred stock. The advantages include:

     o The ability to raise capital by issuing preferred stock pursuant to possible financing transactions, if any.

     o To have shares of preferred stock available to pursue business opportunities, if any.

The disadvantages include:

     o Dilution to the existing shareholders, which could cause the market price of the Company's common stock to decline.

     o    The  Company's  Board of Directors  will be authorized to issue any or all shares of preferred stock and shall be able to determine the voting powers, designations, preferences, rights qualifications, limitations, or restrictions thereof, without the approval of the holders of the Company's common stock.

     o Any or all shares of preferred stock issued by the Company will probably be senior to shares of common stock and will probably entitle the holder thereof to rights not held by the holders of the Company's common stock.

     o The issuance of authorized but unissued preferred stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to the Company's shareholders by diluting the shares of the Company's common stock held by a potential suitor or issuing shares to a shareholder of the Company that will vote in accordance with the desires of the Company's Board of Directors, at that time. A takeover may be beneficial to the Company's shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of the Company's common stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

DESCRIPTION OF SECURITIES

GENERAL

The Company's authorized capital currently consists of 10,000,000 shares of common stock, par value $0.001 per share. At July 16, 2004, there were 4,466,500 outstanding shares of common stock and no authorized shares of preferred stock. Set forth below is a description of certain provisions relating to the Company's capital stock. For additional information, please refer to the Company's Certificate of Incorporation and Bylaws and the Delaware General Corporation Laws.

COMMON STOCK

The Company's authorized capital stock currently consists of 10,000,000 shares of common stock, having a par value of $0.001 per share. As of July 16, 2004, there were issued and outstanding 4,466,500 shares of common stock and 41 holders of record. All issued and outstanding shares of the Company's common stock are fully paid and non- assessable. Holders of the Company's common stock are entitled to one vote per share on each matter submitted to vote at any meeting of the Company's stockholders. Holders of a majority of the outstanding shares of the Company's common stock will be able to elect the entire Board of Directors of the Company, if they choose to do so, in which event the holders of the remaining shares of the Company's common stock will be unable to elect directors. There are currently three members on the Board of Directors. The Company's common stock has no preemptive or other subscription rights, no conversion, redemption or retraction rights. Holders of shares of the Company's common stock are also entitled to dividends in such amounts as may be determined in the absolute discretion of the Company's Board of Directors from time to time. Holders of shares of the Company's common stock are also entitled to receive pro rata our net assets in the event of liquidation, dissolution or winding-up or other distribution of assets among the Company's stockholders.

On September 29, 2003, the Company's Certificate of Incorporation was amended so that all of the Company's issued and outstanding shares of $0.001 par value common stock were split at the rate of 10 shares for 1.

Pursuant to an Option Agreement, dated as of July 23, 2003, among Peter Nelipa, our President, Secretary and director; Suzanne Lilly, our Chief Financial Officer; Taragh Bracken, our director; and the Company, the Company has an option to repurchase up to 90% of shares owned by those directors until July, 2004 and 75% of the shares until July 2005 in the event they terminate their relationships as directors. Those shares may be repurchased by the Company for 110% of the average amount paid for the stock to July 2004, and 120% to July 2005. The total shares pursuant to this Option Agreement are based on the number of shares owned by those directors on the date of their termination. As of July 16, 2004, those Directors owned an aggregate of 2,240,000 shares of our common stock.

As detailed under "PROPOSAL 1 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK," the Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 10,000,000 to 15,000,000 shares.

PREFERRED STOCK

The Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to authorize 4,000,000 shares of preferred stock. The power to determine the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock shall be vested with the Company's Board of Directors pursuant to the proposed amendment.

WARRANTS

The Company has no outstanding warrants.

OPTIONS

Directors William Fatica and Joel Sebastian each have the option to purchase 30,000 shares of common stock at a per share price of $1.00 per share upon the exercise of presently exercisable stock options. The Company has no other outstanding options.

DIVIDENDS

The Company has not declared or paid cash dividends on its common stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Company's Board of Directors at that time and will depend upon, among other factors, on the Company's operations, its capital requirements, and its overall financial condition.

TRANSFER AGENT

TRANSFER AGENT AND REGISTRAR. The Company's transfer agent is Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119. Its telephone number is (702) 361-3033.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF INCORPORATION

AUTHORIZED AND UNISSUED STOCK. Authorized but unissued shares of the Company's common stock and preferred stock would be available for future issuance without the approval of the Company's shareholders. These additional shares may be utilized for a variety of purposes, including, but not limited to, future offerings to raise capital, acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to the Company's shareholders, by diluting the shares of the Company's common stock held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires at that time. A takeover may be beneficial to the Company's shareholders because, among other reasons, a potential suitor may offer the Company's shareholders a premium for their shares of common stock compared to the then-existing market price.

The existence of authorized but unissued and unreserved shares of preferred stock may enable the Company's Board of Directors to issue shares of preferred





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






stock to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

DISSENTERS' RIGHTS OF APPRAISAL

Pursuant to the laws of the State of Delaware and the Company's governing documents, stockholders will not have the right to dissent and obtain payment for their shares of the Company's common stock in connection with the Proposals.

ADDITIONAL INFORMATION

INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Rule 14a-101 of the Securities Exchange Act of 1934 is incorporated by reference to the Company's Registration Statement on Form SB-2, as amended, and the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 2004, which are being delivered to the Company's shareholders with this Information Statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Information Statement will include a manually signed copy of the accountant's report.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her capacity as an officer or director of the Company.

(b) No director of the Company has informed the Company that he or she intends to oppose the proposed actions to be taken by the Company set forth in this Information Statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to included any proposals in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement will be delivered to multiple security holders sharing an address, unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder desires to receive a separate copy of this Information Statement by sending a written request to the Company at 20A Voyager Court South, Etobicoke, Ontario, Canada M9W 5M7; or by calling the Company at (416) 213-0028 and requesting a copy of this Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Peter Nelipa
-----------------------------------------------
Peter Nelipa
President, Chief Executive Officer and Director


Etobicoke, Ontario, Canada, July 26, 2004

















































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






                                                                       Exhibit A
                                                                       ---------


            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                                MONACO GROUP INC.

MONACO GROUP INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  Acting by unanimous written consent in accordance with the provisions of
Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of MONACO GROUP INC. duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

     FOURTH:

     A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is nineteen million (19,000,000) shares. Fifteen million (15,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Four million (4,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred

     Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

SECOND: That said amendment was duly approved and adopted by written consent by the holders of a majority of the issued and outstanding shares of this corporation's $0.001 par value common stock in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said MONACO GROUP INC. has caused this certificate to be signed by Peter Nelipa, an Authorized Officer, this ___ day of ____, 2004.


By:
   ---------------------------------
     Peter Nelipa
     President





































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